Exhibit 99.1

Castellum, Inc. Hires Tanya Bassett as Vice President of Business Development and Capture Management; Reinforces Strategic Commitment to Organic Growth

VIENNA, Va., March 12, 2025 (GLOBE NEWSWIRE) -- Castellum, Inc. (NYSE-American: CTM) ("Castellum" or "CTM"), a cybersecurity, electronic warfare, and software engineering services company focused on the federal government, announces the hiring of Tanya Bassett as Vice President of Business Development and Capture Management.

Ms. Bassett is a performance-driven business executive with over 28 years of industry experience and a proven track record of driving growth and delivering sustainable results. She is an experienced leader with demonstrated success in winning new contracts, achieving on-contract growth, and successfully interfacing with government stakeholders and industry partners. Tanya has extensive knowledge and experience in planning and supporting Department of Defense (DoD) programs to support mission-critical requirements. She will work alongside CTM’s Vice President of Business Development and Proposal Operations, Brooke Citrano.

"I'm excited to be joining the Castellum, Inc. team and look forward to building upon recent 'Business Development' (BD) successes with more and larger wins over the coming quarters," said Tanya Bassett.

"I could not be more excited and encouraged to have Tanya join our already strong senior leadership team to significantly strengthen our business development capabilities, laser-focused on our priority efforts in capturing new opportunities and contracts. Tanya Basset is a proven, highly regarded, world-class professional and leader who knows how to grow our business and company in a keenly competitive environment. She is incredibly bright, creative, sincere, and talented in every aspect of business growth, and her extensive experience and leadership will have an immediate impact on our CTM team. This should be another clear and strong indicator of our determined and uncompromising commitment and focus on our organic growth," said Glen Ives, President and Chief Executive Officer of Castellum.

About Castellum, Inc.:

Castellum, Inc. (NYSE-American: CTM) is a cybersecurity, electronic warfare, and software engineering services company focused on the federal government - https://castellumus.com/.

Cautionary Statement Concerning Forward-Looking Statements:

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent Castellum, Inc.'s (the "Company") expectations or beliefs concerning future events and can generally be identified by the use of statements that include words such as "estimate," "project," "believe," "anticipate," "shooting to," "intend," "plan," "foresee," "likely," "will," "would," "appears," "goal," "target" or similar words or phrases. Forward-looking statements include, but are not limited to, statements regarding the Company's expectations for revenue growth and new customer opportunities, improvements to cost structure, and profitability. Forward-looking statements include, but are not limited to, statements regarding the Company's expectations for revenue growth and new customer opportunities, improvements to cost structure, and profitability. These forward-looking statements are subject to risks, uncertainties, and other factors, many of which are outside of the Company's control, that could cause actual results to differ materially from the results expressed or implied in the forward-looking statements, including, among others: the Company's ability to compete against new and existing competitors; its ability to effectively integrate and grow its acquired companies; its ability to identify additional acquisition targets and close additional acquisitions; the impact on the Company's revenue due to a delay in the U.S. Congress approving a federal budget, operating under a prolonged continuing resolution, government shutdown, or breach of the debt ceiling, as well as the imposition by the U.S. government of sequestration in the absence of an approved budget; the ability of the U.S. federal government to unilaterally cancel a contract with or without cause, and more specifically, the potential impact of the U.S. DOGE Service Temporary Organization on government spending and terminating contracts for convenience. For a more detailed description of these and other risk factors, please refer to the Company's Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission ("SEC"), which can be viewed at www.sec.gov. All forward-looking statements are inherently uncertain, based on current expectations and assumptions concerning future events or future performance of the Company. Readers are cautioned not to place undue reliance on these forward-looking statements, which are only predictions and speak only as of the date hereof. The Company expressly disclaims any intent or obligation to update any of the forward-looking statements made in this release or in any of its SEC filings except as may be otherwise stated by the Company.

Contact:

Glen Ives
President and Chief Executive Officer
Phone: (703) 752-6157
info@castellumus.com

A photo accompanying this announcement is available at https://www.globenewswire.com/NewsRoom/AttachmentNg/09ffc2d7-d722-4acd-aaf5-1b8e99829df7